UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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PetIQ,Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PETIQ, INC. 2021 Annual Meeting Vote by June 28, 2021 11:59 PM ET 923 S. BRIDGEWAY PLACE EAGLE, IDAHO 83616 D53880-P57006 You invested in PETIQ, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number PetIQ, Inc. Vote in Person at the Meeting* June 29, 2021 9:00 AM Mountain Daylight Time Corporate Headquarters 923 S. Bridgeway Place Eagle, Idaho 83616 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items To elect two class I directors, to serve until the third annual meeting next succeeding their election. Nominees: 1a. Ronald Kennedy 1b. Sheryl Oloughlin To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. To approve, on an advisory, non-binding basis, the compensation of our named executive officers. To approve the amendment and restatement of our Amended and Restated 2017 Omnibus Incentive Plan. To approve on an advisory, non-binding basis, the frequency of stockholder advisory approval on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For 1 Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D53881-P57006